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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported):   January 12, 1998
                                                         -----------------



                          APOGEE ENTERPRISES, INC.
        ------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


         Minnesota                   0-6365           41-0919654
---------------------------------  -----------    ------------------
(State or other jurisdiction of    (Commission     (I.R.S. Employer
incorporation or organization)     File Number     Identification No.)

7900 Xerxes Avenue South, Suite 1800, Minneapolis, Minnesota     55431
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        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:   (612) 835-1874
                                                      ---------------


                               Not Applicable
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       (Former name or former address, if changed since last report.)
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Item 5.   Other Events.
          ------------

          Apogee Enterprises, Inc. announced today the election of Russell Huffer, 48, President of the Company's Glass Technologies segment, to the positions of President and Chief Executive Officer of the Company, succeeding Donald W. Goldfus. The appointment, effective immediately, brings to fruition a management succession process that has been underway at Apogee for more than two years. Mr. Goldfus, 63, will continue as Chairman of the Board, and has announced his intention to retire in June 1999. See Exhibit 99.1 attached hereto.

Item 7.  Financial Statements and Exhibits
------------------------------------------

          (c)  Exhibits:

     99.1  Press release, dated January 12, 1998

SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   January 12, 1998

                                 APOGEE ENTERPRISES, INC.



                                 By /s/ Terry L. Hall
                                   ______________________________________
                                   Terry L. Hall
                                   Chief Financial Officer









                                      -2-
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                                 EXHIBITS INDEX


Exhibit No.                                                              Page
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    99.1  Press Release, dated January 12, 1998.......................     4